EVENTS SINCE THE BALANCE SHEET DATE	12 Months Ended
Dec. 31, 2022
Event After Reporting Period [Abstract]
EVENTS SINCE THE BALANCE SHEET DATE
NOTE 54: EVENTS SINCE THE BALANCE SHEET DATE
Acquisition of Tusker
On 21 February 2023, Lloyds Bank Asset Finance Limited, a wholly-owned subsidiary of the Group, acquired 100 per cent of the ordinary share capital of Hamsard 3352 Limited (“Tusker”), which together with its subsidiaries operates a vehicle management and leasing business. The acquisition will enable the Group to expand its salary sacrifice proposition within motor finance. Cash consideration was approximately £300 million[1]. As a result of the limited time available between the acquisition and the approval of these financial statements, the Group is still in the process of finalising the fair value of the individual assets and liabilities acquired including the associated identifiable intangible assets and goodwill.
1    Subject to customary adjustments.
Share buyback
The Board has announced its intention to implement an ordinary share buyback of up to £2.0 billion. This represents the return to shareholders of capital surplus to that required to provide capacity to grow the business, meet current and future regulatory requirements and cover uncertainties. The share buyback programme will commence as soon as is practicable and is expected to be completed, subject to continued authority from the PRA, by 31 December 2023.